Filed Pursuant to 497(a)

File No 333-186101

Rule 482ad

Fifth Street Finance Corp. Commences

Public Offering of Common Stock

WHITE PLAINS, N.Y., April 10, 2013 — Fifth Street Finance Corp. (Nasdaq:FSC) (“Fifth Street”) today announced that it has commenced a public offering of 13,500,000 shares of its common stock. Fifth Street plans to grant the underwriters for the offering an option to purchase up to an additional 2,025,000 shares of common stock. All shares will be offered by Fifth Street. Morgan Stanley, Barclays, Deutsche Bank Securities, Goldman, Sachs & Co. and Wells Fargo Securities will act as lead book-running managers for the offering and Keefe, Bruyette & Woods, Inc., Raymond James & Associates, Inc., RBC Capital Markets, LLC and UBS Securities LLC will act as joint book-running managers for the offering.

Fifth Street intends to use the net proceeds from this offering to repay debt outstanding under its credit facilities. However, through re-borrowing under its credit facilities, it intends to make investments in small and mid-sized companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes.

The offering is being made pursuant to Fifth Street’s existing effective shelf registration statement on Form N-2 previously filed with the Securities and Exchange Commission. The offering will be made only by means of a prospectus supplement and accompanying prospectus, copies of which, when available, may be obtained from: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, New York 10014 (Attn: Prospectus Department, tel: (866) 718-1649 or prospectus@morganstanley.com); Barclays Capital Inc. c/o Broadridge Financial Solutions, 1155 Long Island Ave., Edgewood, New York 11717 (tel: (888) 603-5847 or barclaysprospectus@broadridge.com); Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005 (Attn: Prospectus Group, tel: (800) 503-4611 or prospectus.cpdg@db.com); Goldman, Sachs & Co., 200 West Street, New York, New York 10282 (Attn: Prospectus Department, tel: (866) 471-2526 or prospectus-ny@ny.email.gs.com); Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152 (Attn: Equity Syndicate Department, tel: (800) 326-5897 or cmclientsupport@wellsfargo.com); Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, New York 10019 (Attn: Capital Markets or tel: (800) 966-1559); Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; RBC Capital Markets, LLC, 200 Vesey Street, 8th Floor, New York, New York 10281 (Attn: Prospectus Department or tel: (877) 822-4089); and UBS Securities LLC, 299 Park Avenue, New York, New York 10171 (Attn: Prospectus Department or tel: (888) 827-7275). Investors are advised to carefully consider the investment objective, risks, charges and expenses of Fifth Street before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Fifth Street and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Fifth Street Finance Corp.

Fifth Street Finance Corp. is a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Fifth

Street Finance Corp.’s investment objective is to maximize its portfolio’s total return by generating current income from its debt investments and capital appreciation from its equity investments.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to Fifth Street Finance Corp.’s securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of Fifth Street Finance Corp., including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and other matters set forth in Fifth Street Finance Corp.’s prospectus supplement and accompanying prospectus. Fifth Street Finance Corp. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACTS:

Investor Contact:

Dean Choksi, Senior Vice President of Finance & Head of Investor Relations

Fifth Street Finance Corp.

(914) 286-6855

dchoksi@fifthstreetfinance.com

Media Contact:

Steve Bodakowski

Prosek Partners

(203) 254-1300 ext. 141

pro-fifthstreet@prosek.com